                                                                   EXHIBIT 10.10

                                      Registered June 9, 1997 under No. BL202283

LAND TITLE ACT
FORM B
(Section 219.1)
Province of British Columbia

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
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MORTGAGE-PART 1    (This area for Land Title Use)               PAGE 1 OF 27 PAGES
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1. APPLICATION:                                              REFERENCE #File: V14271
   Norma R. Barican of GOWLING, STRATHY & HENDERSON
   Barristers and Solicitors
   2414-1055 Dunsmuir Street
   Vancouver, BC  V7X 1J1                                    ______________________
   Tel No.  (604) 683-6498                                      Norma R. Barican
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2. PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF THE MORTGAGED LAND:*
      (PID)                        (LEGAL DESCRIPTION)
   023-306-742                        Strata Lot 6, District Lot 764, Group 1, New
                                      Westminster District, Strata Plan LMS2241

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3. BORROWER(S) [MORTGAGOR(S)]:  (Including postal address(es) and postal code(s))*
   NIFCO SYNERGY LTD. (Incorp. No. 394358)
   600 - 815 Hornby Street, Vancouver, British Columbia, V6Z 2E6
   COVENANTOR:  NATHAN NIFCO OF #411 - 1859 Spyglass Place, Vancouver, British
                Columbia, V5Z 4G7
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4. LANDER(S) [MORTGAGEE(S)]: (Including occupations, postal address(es) and postal code(s))*
   GUILD PROPERTIES INC. (Incorp. No.386881)
   300- 1445 West Georgia Street, Vancouver, British Columbia, V7X 1T2
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5. PAYMENT PROVISIONS:**       b) Interest Rate:        c) Interest
a) Principal Amount:                                       Adjustment
   $260,376                       7% per annum             Date:  N/A   Y    M   D
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d) Interest Calculation        e) Payment Dates:        f) First
   Period: Semi-annually          ninth day of each        Payment
   not in advance                 month                    Date:        97   7   09
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g) Amount of each periodic     h) Interest Act (Canada) i) Last
   payment:                       Statement: The           Payment
   $2,003.10                      equivalent rate of       Date:        02   6   09
                                  interest calculated
                                  half yearly not in
                                  advance is 7% per
                                  annum
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j) Assignment of Rents         k) Place of payment:      l) Balance
   which the applicant                                      Due Date:
   wants registered?                                                    02   6   09
      YES  No /X/                 POSTAL ADDRESS IN ITEM
   If YES, page and               4 ABOVE
   paragraph number:

*  If space insufficient, enter "SEE SCHEDULE", attach schedule in Form E.
** If space in any box insufficient, enter "SEE SCHEDULE", attach schedule in Form E.

MORTGAGE - PART 1                                             PAGE 2 of 27 pages
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6.   MORTGAGE contains floating charge on land?        7.   MORTGAGE secures a current or
     YES [ ]   NO [X}                                       running account?  YES [ ]   NO [X]
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8.   INTEREST MORTGAGED:
     Freehold            [X]
     Other (specify)     [ ]*
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9.   MORTGAGE TERMS:
     Part 2 of this mortgage consists of (select one only):
     a)   Prescribed Standard Mortgage Terms      [ ]
     b)   Filed Standard Mortgage Terms           [ ]  D.F. Number:
     c)   Express Mortgage Terms                  [X]  (annexed to this mortgage as Part 2)

     A selection of (a) or (b) includes any additional or modified terms referred to in
     Item 10 or in a schedule annexed to this mortgage.
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10.  ADDITIONAL OR MODIFIED TERMS:*
     N/A
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11.  PRIOR ENCUMBRANCES PERMITTED BY LENDER:*
     N/A
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12.  EXECUTION(S):**  This mortgage charges the Borrower's interest in the land mortgaged as security for payment of all money due and performance of all obligations in accordance with the mortgage terms referred to in Item 9 and the Borrower(s) and every other signatory agree(s) to be bound by, and acknowledge(s) receipt of a true copy of, those terms.

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                                 EXECUTION DATE
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
OFFICER SIGNATURE(S)                Y     M     D             BORROWER(S) SIGNATURE(S)

/s/ PETER B. GORGOPA               97    06    09             NIFCO SYNERGY LTD. by its
-----------------------------                                 authorized signatory(ies)
PETER B. GORGOPA
ALLARD AND COMPANY                                            /s/ NATHAN NIFCO
Barristers & Solicitors                                       -----------------------------
#600-815 HORNBY STREET                                        Name:
VANCOUVER, B.C. V6Z 2E6
PHONE NO.: 689-3885                                           -----------------------------
                                                              Name:

/s/ PETER B. GORGOPA                                          COVENANTOR
-----------------------------
PETER B. GORGOPA                                              /s/ NATHAN NIFCO
ALLARD AND COMPANY                                            -----------------------------
Barristers & Solicitors            97    06     09            NATHAN NIFCO
#600-815 HORNBY STREET
VANCOUVER, B.C. V6Z 2E6
PHONE NO.: 689-3885

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c.116, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

*  If space insufficient, enter "SEE SCHEDULE", attach schedule in Form E.
** If space insufficient, continue executions on additional page(s) in Form D.

                                                              Page 3 of 27 pages
                             MORTGAGE TERMS - PART 2

1. DEFINITIONS

1.1 In this Mortgage:

      (a) "BALANCE DUE DATE" means the balance due date, if any, set out or referred to in item 5(1) of the Mortgage Form;

      (b) "BUSINESS DAY" means any day which in Vancouver, British Columbia is a day that is not a "holiday" as that word is defined in the Interpretation Act (British Columbia) as amended or replaced from time to time;

      (c)   "COVENANTOR" means Nathan Nifco;

      (d) "FIRST PAYMENT DATE" means the first payment date, if any, set out or referred to in item 5(f) of the Mortgage Form;

      (e) "FIXTURES" mean all present and after-acquired structures, additions, improvements, plant, machinery, apparatus, facilities, equipment, fixtures and other goods installed in or affixed or attached to the buildings or improvements situate on the Mortgagor's Interest in the Mortgaged Lands or affixed or attached thereto, including without limitation:

            (i) all fences, motors, wiring, fixed mirrors, suspended ceiling tiles, doors, windows and computers and all other structures, additions, improvements, plant, machinery, apparatus, facilities, equipment, fixtures and other goods installed in or affixed or attached to the buildings or improvements situate on the Mortgaged Lands or affixed or attached thereto for use in carrying on an activity inside the said buildings or improvements or on the said Mortgaged Lands;

            (ii) all carpeting and other floor coverings, including without limitation all carpets and floor coverings in all rooms, halls and stairways;

            (iii) all window coverings and fixtures, including without limitation all awnings, shutters, drapes, blinds and valances;

            (iv) all appliances, including without limitation all refrigerators, ranges, dishwashers, garbage disposal units and stoves; and

            (v) all heating, cooling, plumbing, air-conditioning, air-filtering, ventilating, conveyancing, electrical, lighting, security, vacuum, telecommunications, sprinkler, fire-fighting, cooking and refrigeration devices, systems and equipment, including without limitation all furnaces, water heaters, hot water tanks, oil and gas burners, electric fixtures, escalators, elevators, boilers, pressure vessels, stokers, blowers, tanks, gas pipes, radiators, aerials, television antennae, satellite dishes and built-in furniture;

                                                              Page 4 of 27 pages



      (f)   "HAZARDOUS MATERIALS" means:

            (i) any oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, contaminates, materials or pollutants which:

                  A. pose a hazard to the whole or any portion of the Lands, or business of the Mortgagor in connection with the Lands or to the persons on or about the Lands;or

                  B. cause the whole or any portion of the Lands or the business of the Mortgagor in connection with the Lands to be in violation of any Hazardous Materials Laws;

            (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls or radon gas;

            (iii) any chemical, material or substance defined as or included in the definition of "dangerous goods", "deleterious substance", "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous waste", or "toxic substances", "waste" or words of similar import under any applicable local, provincial or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Canadian Environmental Protection Act (Canada), Fisheries Act (Canada), Transportation of Dangerous Goods Act (Canada), Canada Water Act and the Waste Management Act (British Columbia);

            (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the occupants of the Lands or the owners or occupants of property adjacent thereto or any other person coming upon the Lands or adjacent property; and

            (v) any other chemical, materials or substance which may or could pose a hazard to the environment;

      (g) "HAZARDOUS MATERIALS CLAIMS" means any and all enforcement, cleanup, removal, remedial or other governmental or regulatory actions, prosecution, investigations, agreements, injunctions or orders instituted or completed pursuant to any Hazardous Materials Laws, together with any and all claims made by any third party against the Mortgagor in connection with the Lands or the business contribution, cost recovery, compensation, loss or injury resulting from the presence, release or discharge of any Hazardous Materials;

      (h) "HAZARDOUS MATERIALS LAWS" means any federal, provincial or local laws, rules, ordinances, regulations, order or other edicts having the force of law relating to the environment or any Hazardous Materials (including, without limitation, the use,

                                                              Page 5 of 27 pages



            handling, transportation, production, disposal, discharge or storage thereof or the terms of any permit issued therefor) or the environmental conditions on, under or about the Lands including, without limitation, soil, ground water and indoor and ambient air conditions;

      (i) "INTEREST ADJUSTMENT DATE" means the interest adjustment date, if any, set out or referred to in item 5(c) of the Mortgage Form;

      (j) "INTEREST CALCULATION PERIOD" means the interest calculation period set out or referred to in item 5(d) of the Mortgage Form;

      (k) "INTEREST MARGIN" means the annual percentage rate, if any, above or below the Prime Rate set out or referred to in item 5(b) of the Mortgage Form;

      (l) "INTEREST RATE" means, subject to the provisions of paragraph 19 of this Mortgage, the annual interest rate set out or referred to in item 5(b) of the Mortgage Form (or such other rate or rates of interest as may be agreed upon between the Mortgagor and the Mortgagee or as may be fixed by the Mortgagor pursuant to the Loan Agreement), calculated and compounded at the end of each Interest Calculation Period not in advance, and, if the Interest Rate is stated to be a rate above or below the Prime Rate, Interest Rate shall mean the rate per annum equal to the Prime Rate plus or minus the Interest Margin, as the case may be, calculated and compounded at the end of each Interest Calculation Period;

      (m)   "LANDS" mean:

            (i) the land(s) described or referred to in item 2 of the Mortgage Form together with the improvements, appurtenances and every other thing referred to in Section 10 of the Land Transfer Form Act (British Columbia), as amended or replaced from time to time, and whether now or hereafter existing or acquired, in connection with such land(s); and

            (ii)  the Fixtures;

      (n) "LAST PAYMENT DATE" means the last payment date, if any, set out or referred to in item 5(i) of the Mortgage Form;

      (o) "MORTGAGE" means the Mortgage Form and these express mortgage terms, read together, as amended, modified and extended from time to time;

      (p) "MORTGAGE FORM" means the Form B under the Land Title (Transfer Forms) Regulation (British Columbia), as amended or replaced from time to time, which refers to these express mortgage terms and is executed by the Mortgagor and the Covenantor, if any, and all schedules and addenda attached to such Form B;

      (q) "MORTGAGEE" means the person or persons described in item 4 of the Mortgage Form as the lender(s) or mortgagee(s) and their respective heirs, personal representatives, successors or assigns, as the case may be;

                                                              Page 6 of 27 pages


      (r) "MORTGAGOR" means the person or persons described in item 3 of the Mortgage Form as the borrower(s) or mortgagor(s) who executed the Mortgage Form and their respective heirs, personal representatives, successors or permitted assigns, as the case may be;

      (s) "PAYMENT DATES" means the payment dates, if any, set out or referred to in item 5(e) of the Mortgage Form and "PAYMENT DATE" means any one of them;

      (t) "PAYMENT OFFICE" means the place of payment set out or referred to in item 5(k) of the Mortgage Form;

      (u) "PERIODIC PAYMENT" means the amount of each payment, if any, set out or referred to in item 5(g) of the Mortgage Form;

      (v) "PERMITTED ENCUMBRANCES" means the prior encumbrances, if any, set out or referred to in item 11 of the Mortgage Form;

      (w) "PERSON" includes an individual, a corporation and a partnership of individuals or corporations or a combination thereof;

      (x) "PRIME RATE" means the variable percentage rate of interest per annum announced from time to time by the Royal Bank of Canada at its main branch in Vancouver, British Columbia, as a reference rate then in effect for determining interest rates on Canadian dollar loans made by the Royal Bank of Canada in Canada and as such the annual variable rate of interest now designated by the Royal Bank of Canada and commonly referred to and known as its "Prime Rate";

      (y) "PRINCIPAL SUM" means, at any time and from time to time, the outstanding balance of the principal amount set out or referred to in item 5(a) of the Mortgage Form;

      (z) "TERMS" and "MORTGAGE TERMS" mean, unless the context otherwise requires, all of the covenants, agreements, provisos, terms, conditions and provisions of this Mortgage, and the agreement set out in item 12 of the Mortgage Form of the Mortgagor to be bound by the mortgage terms referred to in item 9 shall constitute the agreement of the Mortgagor to be bound by all of the covenants, agreements, provisos, terms, conditions and provisions of this Mortgage.

2. GRANT OF SECURITY

2.1 This Mortgage is made under Part 3 of the Land Transfer Form Act (British Columbia) as amended or replaced from time to time.

2.2 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Mortgagor, the Mortgagor:

      (a) GRANTS AND MORTGAGES unto the Mortgagee forever ALL AND SINGULAR the Lands subject only to the Permitted Encumbrances;

                                                              Page 7 of 27 pages



      (b) GRANTS AND MORTGAGES unto the Mortgagee forever ALL AND SINGULAR the Fixtures subject only to the Permitted Encumbrances.

2.3 If the Mortgagor hereafter acquires any further or greater interest in the Lands, this Mortgage shall extend to such interest in the Lands.

2.4 Without in any way affecting or releasing the Mortgagor's liability to the Mortgagee for the payment of the moneys and the performance of the obligations hereby secured and for the consideration aforesaid the Mortgagor assigns, transfers and sets over to the Mortgagee:

      (a) any moneys due and payable by an expropriating authority upon an expropriation of any or all of the Lands, provided that such assignment is limited to the amount of moneys secured hereby and outstanding at the date the Mortgagor ceases to be the registered owner of the Lands or such part of the Lands as may be affected by any such expropriation, and the Mortgagor further agrees that it shall execute and deliver any such further or additional documentation which the Mortgagee may in the Mortgagee's sole discretion deem necessary to effect the above assignment or which is requested by the expropriating authority and also agrees to forward to the Mortgagee copies of any documentation relating to an expropriation or proposed expropriation of the Lands or any portion thereof forthwith upon the receipt of the same; and

      (b) all right, title, claim, demand and interest of the Mortgagor whatsoever at law or in equity or otherwise to indemnification, express or implied, of and from the performance and observance of any and all of the terms of this Mortgage, including without limitation payment of any and all moneys due under this Mortgage by any purchaser of the Lands, or any part thereof, from the Mortgagor.

2.5 The security constituted or intended to be constituted by this Mortgage and the indebtedness and obligations hereby secured or intended to be secured shall exist notwithstanding any lack or limitation of status, power or capacity of the Mortgagor or of the directors, officers, partners or agents thereof, or that the Mortgagor may not be a legal entity, or by virtue of any irregularity, defect or informality in the taking or registering of this Mortgage or any other security and whether or not any or all of the foregoing is known to the Mortgagee.

3. PROVISO FOR REDEMPTION

3.1 Provided this Mortgage to be void on the occurrence of the following events:

      (a) payment to the Mortgagee of the Principal Sum with interest thereon at the Interest Rate calculated as well after as before maturity, default and judgment, as follows:

            (i) interest at the Interest Rate calculated as aforesaid on the total of all amounts from time to time advanced or secured hereunder as part of the Principal Sum and computed from the respective dates of such advances, or when such sums become secured, shall become due and be paid by Periodic Payments on each and every Payment Date commencing on the First Payment Date and continuing on

                                                              Page 8 of 27 pages



                  each and every Payment Date thereafter to and including the date the entire balance of the Principal Sum, interest thereon as aforesaid and all other moneys due and owing hereunder are fully paid and satisfied;

            (ii) the outstanding balance of the Principal Sum together with interest as aforesaid and all other sums secured hereunder shall become due and be paid on the Balance Due Date (herein sometimes called "maturity");

            provided that the Mortgagor shall have the privilege, at any time and from time to time of prepaying the whole or any part of the monies secured hereby, without notice, bonus or penalty;

      (b) payment by the Mortgagor to the Mortgagee of all such other moneys as the Mortgagee may be entitled to by virtue of this Mortgage, as and when such moneys shall become due and payable;

      (c)   payment of taxes and performance of statute labour; and

      (d) observance and performance of all covenants, agreements, provisos, terms, conditions and provisions herein contained.

      AND the Mortgagor releases to the Mortgagee all the claims of the Mortgagor on the Lands subject to the above provisos.

      THE MORTGAGOR COVENANTS AND AGREES WITH THE MORTGAGEE AS FOLLOWS:

4. PAYMENT

4.1 The Mortgagor will duly pay the Principal Sum, interest, and all other moneys secured hereby when due and hereunder and will observe the above provisos.

4.2 The Principal Sum, interest and all other moneys payable hereunder shall be paid when due without any set-off, deduction, defalcation or abatement whatsoever.

4.3 If the Mortgagor fails to pay when due the Principal Sum, interest or other moneys secured hereby, or any part thereof, including compound interest, the Mortgagor shall pay to the Mortgagee compound interest thereon on demand, as well after as before maturity, default and judgment, to be computed with rests on the last day of each Interest Calculation Period.

4.4 The following shall apply if the Interest Rate is a rate below, equal to or above the Prime Rate:

      (a) if the Prime Rate changes and so often as the same occurs during the currency of this Mortgage, the Interest Rate shall change without notice to the Mortgagor on the same day and in the same amount as the Prime Rate changed;

                                                              Page 9 of 27 pages



      (b) a certificate of any officer of the Hongkong Bank of Canada as to the Prime Rate at any particular time or times, shall be deemed to be conclusive evidence of the Prime Rate hereunder at such time or times;

      (c) if the Hongkong Bank of Canada shall at any time during the currency of this Mortgage establish more than one rate of interest as its Prime Rate, then for the purposes hereof the Prime Rate hereunder shall be the higher or highest of such rates so established; and

      (d) in the event foreclosure proceedings are commenced hereunder by the Mortgagee, the Mortgagee may, at its option, apply to fix the Interest Rate that will be payable hereunder after the grant of the Order Nisi until the balance of the Principal Sum outstanding has been paid in full at the Interest Rate applicable hereunder on that day which is seven (7) days prior to the date of the grant of the Order Nisi.

4.5 Until the Mortgagee shall notify the Mortgagor otherwise, all payments to be made to the Mortgagee under this Mortgage shall be paid to or to the order of the Mortgagee at the Payment Office, in dollars of lawful money of Canada, solely on business days, and before 12:00 o'clock noon local time on any such day and in the event a payment is made after 12:00 o'clock noon local time on any business day, or is made on any day that is not a business day, such payment will be deemed to have been received by the Mortgagee on the business day next following.

4.6 The Mortgagor will, on the due date thereof, pay and satisfy all taxes, rates, levies, charges, rents, assessments, statute labour and other impositions whatsoever already or hereafter rated, charged, assessed or imposed no matter by whom or by what authority howsoever on the Lands or on the Mortgagor or Mortgagee in respect of the Lands, and submit to the Mortgagee upon its request tax receipts evidencing the payment of taxes within thirty (30) days after they become due, and if requested by the Mortgagee, the Mortgagor shall transmit to the Mortgagee the assessment notices, tax bills and other notices affecting the imposition of taxes forthwith after the receipt of such request.

4.7 If this Mortgage is now or at any time hereafter subject to any prior or equal ranking, encumbrance, charge, lien or interest claimed upon the Lands, including but not limited to Permitted Encumbrances (each hereinafter called a "prior charge"):

      (a) the Mortgagor will pay or cause to be paid as they become due all payments required to be made under or by virtue of each prior charge, whether for principal, interest, taxes or otherwise;

      (b) the Mortgagor will duly observe, perform and comply with the covenants, provisos and agreements contained in each prior charge which are to be kept, observed and performed by it;

      (c) any default under a prior charge which allows any person to commence proceedings to enforce its rights resulting from such default, shall be deemed to be default hereunder and shall entitle the Mortgagee to exercise any and all remedies available to the Mortgagee in the event of default hereunder; and

                                                             Page 10 of 27 pages



      (d) in the event of default by the Mortgagor under a prior charge which allows any person to commence proceedings to enforce its rights resulting from such default, the Mortgagee shall have the right, but no obligation, to cure the same in its sole and absolute discretion.

4.8 The Mortgagor shall pay all costs, charges and expenses including, without limitation, legal costs on a solicitor and his own client basis and appraiser's fees, in connection with any modification or extension of this Mortgage requested by the Mortgagor or reasonably requested by the Mortgagee to preserve its security because of any act by the Mortgagor in respect of the Land.

4.9 The Mortgagor shall pay all fees, costs, charges and expenses including, without limitation, legal fees, costs, charges and expenses on a solicitor and his own client basis, which may be incurred by or on behalf of the Mortgagee whether before or after court proceedings are commenced, or whether otherwise incurred, in recovering, collecting, procuring or enforcing payment of any or all the moneys secured under this Mortgage or in any way enforcing or protecting the security of this Mortgage or enforcing any of the terms of this Mortgage (including but not limited to all travelling expenses of the Mortgagee, the Mortgagee's servants and agents, and commissions on collection of rent which may be incurred by or on behalf of the Mortgagee in the taking, recovering and keeping possession of the Lands or in inspecting the same) and all other amounts generally in any other measure or proceedings taken by or on behalf of the Mortgagee to realize or collect the moneys hereby secured or to defend or perfect the title of the Lands, all of which fees, costs, charges, commissions, expenses and other amounts shall be a charge under this Mortgage on the Lands in favour of the Mortgagee and shall be payable forthwith by the Mortgagor to the Mortgagee with interest at the Interest Rate until paid.

4.10 The Mortgagor shall forthwith upon demand repay to the Mortgagee all other proper outlays incurred by the Mortgagee and not covered by any other covenant herein.

4.11 The Mortgagee shall have a reasonable time after payment in full of the moneys secured hereby within which to prepare and execute a discharge of this Mortgage, and interest at the Interest Rate shall continue to run and accrue until actual payment in full of all moneys secured hereby has been received by the Mortgagee, and all legal and other expenses for the preparation and execution of such discharge shall be borne by the Mortgagor, and the Mortgagor will not be entitled to a discharge of this Mortgage unless and until the Mortgagor shall have kept and performed all the covenants, provisos, agreements and stipulations herein contained, whether the Mortgagee has taken legal proceedings thereon and recovered judgment or otherwise.

4.12 The Mortgagor may prepay this Mortgage in whole or in part without notice, bonus or penalty. Any amount prepaid shall be applied firstly to accrued but unpaid interest with the balance applied to principal.

5. TITLE

5.1 The Mortgagor has a good title in fee simple to the Lands, subject only to Permitted Encumbrances.

                                                             Page 11 of 27 pages



5.2 The Mortgagor has the right to convey the Lands to the Mortgagee save as aforesaid.

5.3 The Mortgagor has done no act to encumber the Lands, save as aforesaid.

5.4 There are no environmental risks or liabilities in connection with the Lands known to the Mortgagor, (or if the Mortgagor is a corporation, to any of the Mortgagor's directors and officers) which have not been disclosed to the Mortgagee.

5.5 On default the Mortgagee shall have quiet possession of the Lands free from all encumbrances, save only for Permitted Encumbrances, provided that until default of payment the Mortgagor shall have quiet possession of the Lands.

5.6 The Mortgagor will execute such further assurances of the Lands as the Mortgagee may require including without limitation any and all documents required by the Mortgagee in connection with the Personal Property Security Act (British Columbia) as amended by the Personal Property Security Amendment Act, 1990 (British Columbia) as further amended or replaced from time to time.

5.7 The Mortgagor will not permit a lien to be acquired or filed against the Lands under the Builders Lien Act, (British Columbia), as amended or replaced from time to time, or under any other statute or law at any time in force affecting the Lands.

6. INSURANCE

6.1 The Mortgagor will forthwith insure and during the continuance of this Mortgage will keep insured each and every building, structure, erection, improvement, fixture or replacement thereof (including without limitation all plant, equipment, apparatus, machinery and fixtures of every kind and nature whatsoever) now on the Lands or which may hereafter be erected thereon against loss or damage by fire and such other perils as the Mortgagee may reasonably require.

6.2 The Mortgagor will keep and maintain third party liability insurance in an amount satisfactory to the Mortgagee.

6.3 The Mortgagor will keep and maintain such other insurance as is customarily maintained by persons operating or occupying similar properties in equivalent locations.

6.4 All insurance coverage required by the Mortgagee shall be issued by insurers in the form and upon terms and in amounts acceptable to the Mortgagee, and the Mortgagor shall cause the Mortgagee to be named as a loss payee as its interest may appear in respect of the Lands on the policy or policies of insurance effected by the Mortgagor and shall cause mortgage clauses in a form approved by the Mortgagee to be included in such policy or policies and shall provide evidence of such insurance to the Mortgagee forthwith upon demand.

6.5 The Mortgagor will pay all insurance premiums and sums of money necessary for such purposes as the same shall become due.

                                                             Page 12 of 27 pages



6.6 The Mortgagor shall forthwith on the happening of any loss or damage furnish to the Mortgagee at the Mortgagor's expense all necessary proofs and do all necessary acts to enable the Mortgagee to obtain payment of insurance moneys.

6.7 The Mortgagor will forthwith assign, transfer and deliver over to the Mortgagee each and every policy or policies of insurance and receipts thereto appertaining.

6.8 Any insurance moneys received may, at the option of the Mortgagee, be applied to a suspense account or in or towards rebuilding, reinstating or repairing all or any portion of the Lands or be paid to the Mortgagor or any other person appearing by the registered title to be or to have been the owner of the Lands or be applied or paid partly in one way and partly in another or such moneys may be applied, in the sole discretion of the Mortgagee, in whole or in part on the moneys secured hereby or any part thereof whether due or not then due;

6.9 To ensure that the Mortgagee may so apply such insurance moneys in the manner herein contemplated, the Mortgagor assigns and releases to the Mortgagee all rights of the Mortgagor to receive the insurance moneys and expressly waives all the Mortgagor's rights and benefits under the Insurance Act (British Columbia) as amended or replaced from time to time and the Fire Prevention (Metropolis) Act 1774 as amended or replaced from time to time.

7. USE, ALTERATIONS AND REPAIRS

7.1 The Mortgagor shall not, without the express written consent of the Mortgagee first had and obtained, change the present use of the Lands nor permit the Lands or any portion thereof to be unoccupied or unused, except while undeveloped or in the course of development.

7.2 The Mortgagor shall promptly observe, perform, execute and comply with all laws, rules, requirements, orders, directions, ordinances and regulations of every governmental, municipal and civil authority or agency concerning the Lands and further agrees, at the cost and expense of the Mortgagor, to do and perform all acts and things which may be required at any time hereafter by any such present or future laws, rules, requirements, orders, directions, ordinances and regulations and in particular, but without limiting the generality of the foregoing:

      (a) it will observe and comply in all material respects with the provisions of all Hazardous Materials Laws pertaining to the Lands or the business of the Mortgagor in connection therewith and from time to time, upon request of the Mortgagee, provide to the Mortgagee evidence satisfactory to the Mortgagee, acting reasonably, of such observance and compliance;

      (b) it will, after becoming aware thereof, promptly provide the Mortgagee with notice of:

            (i) the presence of or any discharge or release of Hazardous Materials on, under or about the Lands which is required to be reported to any governmental authority;

            (ii)  any Hazardous Materials Claims; and

            (iii) any remedial action taken in response to any Hazardous
                  Materials Claims;

                                                             Page 14 of 27 pages



thereof from time to time shall be in the absolute discretion of the Mortgagee and not exercised or deemed exercised unless and until that advance has actually been made to the Mortgagor, but nevertheless the security created by this Mortgage shall take effect in accordance with the terms of this Mortgage forthwith upon the execution hereof by the Mortgagor. NOTICE IS HEREBY GIVEN to every person dealing with the title to the Lands that advances not exceeding the aggregate amount secured by this Mortgage are contemplated and secured by this Mortgage.

8.2 If this Mortgage is redeemed by the Mortgagor, it shall be cancelled and shall not be reissued, but neither:

      (a)   any partial payment made thereon by the Mortgagor to the Mortgagee;
            nor

      (b)   any ceasing by the Mortgagor to be indebted to the Mortgagee,

shall be deemed to be a redemption or cancellation pro tanto or otherwise, and this Mortgage shall be and remain valid security for any subsequent advance by the Mortgagee to the Mortgagor, including without limitation any additional amounts which pursuant to the Loan Agreement are deemed to be Loans, to the same extent as if that advance or re-advance had been made on the execution of this Mortgage.

9. MORTGAGEE'S ELECTION TO MAKE PAYMENTS AND CURE DEFAULTS

9.1 If the Mortgagor fails to make any payment which the Mortgagor has covenanted or agreed to make by the terms of this Mortgage or to provide proof of the making of any such payment to the Mortgagee upon demand, the Mortgagee may make any such payment.

9.2 If the Mortgagor fails to perform any covenant or agreement herein contained on the part of the Mortgagor or to provide proof of performance to the Mortgagee upon demand, the Mortgagee may in its sole discretion perform or cause to be performed any such covenant or agreement and may do such acts as it considers are reasonable to protect the interests of the Mortgagee and for such purposes the Mortgagee and its authorized representatives may enter onto the Lands. Without limiting the generality of the foregoing, the Mortgagee may:

      (a) insure the buildings on the Lands in accordance with the provisions hereof if the Mortgagor neglects to insure or to deliver policies and receipts in accordance herewith;

      (b) repair and reinstate the buildings and improvements on the Lands if the Mortgagor fails to repair in accordance herewith or demolishes or alters such buildings or improvements in contravention hereof;

      (c) without any order or direction of the Mortgagor, pay to contractors, sub-contractors, material men, labourers, and other persons supplying or having a claim for work, services, or materials supplied in and about the construction, repairing, altering or replacing of any buildings, structures, erections or improvements and the like now or hereafter constructed on the Lands, any moneys due to them for such work, services or materials;

                                                             Page 15 of 27 pages



      (d) pay common expenses, assessments, contributions or levies required to be paid in connection with any strata lot comprising the Lands; and

      (e) perform any other acts, matters or things necessary in the sole opinion of the Mortgagee to prevent damage to or to protect or preserve the Lands or to remedy any default of the Mortgagor hereunder.

      PROVIDED THAT the Mortgagee shall not be bound to exercise its rights hereunder and, if the Mortgagee shall exercise its rights hereunder, it shall not be liable to the Mortgagor for any loss or damage suffered by the Mortgagor as a result of such exercise.

9.3 If the Mortgagee shall make payment to any creditor of the Mortgagor or any encumbrance holder in respect of the Lands pursuant to the provisions hereof, the Mortgagee shall be entitled to all equities and securities held by such creditor or encumbrance holder in respect of the indebtedness or encumbrance paid or satisfied.

9.4 All payments made and all sums of money expended by the Mortgagee under this paragraph 9, including incidental costs, charges, expenses and outlays incurred in doing anything under this paragraph 9, shall be forthwith payable by the Mortgagor on demand with interest at the Interest Rate from the time or respective times of the payment thereof until paid, and until paid shall be a charge on the Lands in favour of the Mortgagee prior to all claims thereon subsequent to this Mortgage and may be added to the Principal Sum as if the same had originally formed part thereof.

9.5 Nothing done by the Mortgagee in reliance on the provisions of this paragraph 9 shall in any manner prejudice the remedies of the Mortgagee in respect of any default of the Mortgagor or otherwise.

10. DEFAULT AND ACCELERATION

10.1 If any default at any time be made of or in any payment of the Principal Sum or interest hereby secured or mentioned, or intended so to be, or any part thereof, at the times and in the amounts provided, or in payment of any of the taxes, rates, levies, charges, rents, assessments, statute labour or other impositions whatsoever, or under the covenant to insure herein given, or as to any other covenant or proviso herein contained, or if the Mortgagor becomes bankrupt or insolvent or makes or demonstrates an intention to make an assignment for the benefit of its creditors or makes a proposal or takes advantage of any provision of the Bankruptcy and Insolvency Act or any other legislation for the benefit of insolvent debtors or if the whole or any portion of the Lands become the subject of expropriation proceedings, then and in every such case and in the sole discretion of the Mortgagee:

      (a) the outstanding Principal Sum, interest, and all other moneys owing hereunder shall forthwith become due and payable without notice in like manner and with like consequences and effects to all intents and purposes whatsoever as if the Balance Due Date had fully come and expired, and notwithstanding that this Mortgage is declared to be made in pursuance of Part 3 of the Land Transfer Form Act (British Columbia), as amended or replaced from time to time, it is expressly understood and agreed by the Mortgagor that the reinstatement provisions of the form of words

Page 16 of 27 pages



            numbered 15 in Column II of Schedule 6 to the said Land Transfer Form Act shall have no force and effect in respect of this Mortgage or any of the moneys hereby secured, whether for interest, the Principal Sum or upon any other account whatsoever and the provisions relating to a default under this Mortgage by the Mortgagor shall be as set out herein and the Mortgagor shall not be relieved from the consequences of default by payment of the moneys of which default of payment has been made and costs and charges related thereto;

      (b) the Mortgagee shall have possession of the Lands free and clear from all encumbrances subject only to Permitted Encumbrances; and

      (c) the Mortgagee may exercise any and all remedies to enforce this Mortgage.

10.2 If the Mortgagor or any other person liable for the performance of any or all of the Mortgagor's obligations under this Mortgage defaults in the observance or performance of any of the terms of any other security documents given or granted to the Mortgagee as additional or collateral security for the payment of the moneys hereby secured or the performance of the terms of this Mortgage, then such default shall be deemed to be a default under this Mortgage and entitle the Mortgagee to exercise any and all remedies available to the Mortgagee in the event of default under this Mortgage.

11. REMEDIES OF MORTGAGEE ON DEFAULT

11.1 The Mortgagee, on default of any payment required to be made hereunder as and when due, may on one week's notice enter on and lease or sell the Lands or any part or parts thereof; and should default in payment continue for one month, the foregoing powers of entry and leasing or sale, or any of them, may be exercised without notice and the Mortgagee may lease or sell as aforesaid without entering into possession of the Lands; and the title of a purchaser or lessee upon a sale or lease made in professed exercise of the above power shall not be liable to be impeached on the ground that no case had arisen to authorize the exercise of such power, or that such power had been improperly or irregularly exercised or that notice had not been given; and the Mortgagee may sell the whole or any part or parts of the Lands by public auction or private contract, or partly one and partly the other, on such terms as to credit and otherwise as to the Mortgagee shall appear most advantageous and for such prices as can reasonably be obtained therefor; and sales may be made from time to time of portions of the Lands to satisfy interest or parts of the Principal Sum overdue, leaving the Principal Sum or balance thereof to run at interest, payable at the Interest Rate; and the Mortgagee may make any stipulations as to title or commencement of title, or otherwise, as the Mortgagee shall deem proper; and the Mortgagee may buy in or rescind or vary any contract for sale of any of the Lands and re-sell, without being answerable for any loss occasioned thereby; and in the case of a sale on credit the Mortgagee shall only be bound to account to the Mortgagor for such moneys as have been actually received from the purchaser(s) after the satisfaction of the Mortgagee's claim; and for any of such purposes the Mortgagee may make and execute all agreements and assurances that the Mortgagee deems fit; and the purchaser at any sale hereunder shall not be bound to see to the propriety or regularity thereof; and no want of notice or of publication, even if required hereby, shall invalidate any sale hereunder; and the above powers may be exercised by the Mortgagee and against the Mortgagor, and the costs

                                                             Page 17 of 27 pages



of any abortive sale shall become a charge upon the Lands, and the Mortgagee may add them to the moneys secured hereby;

11.2 If default shall be made in payment of any part of the Principal Sum, interest or other moneys hereby secured at any time herein provided for the payment thereof, it shall be lawful for the Mortgagee to, and the Mortgagor hereby grants full power and license to the Mortgagee to, enter, seize and distrain upon any goods upon the Lands and by distress warrant to recover by way of rent reserved as in the case of a demise of the Lands as much of the Principal Sum, interest or other moneys hereby secured as shall from time to time be or remain in arrears or unpaid, together with all costs, charges and expenses of the Mortgagee in connection therewith (including without limitation legal fees, costs, charges and expenses on a solicitor and his own client basis);

11.3 The obtaining of a judgment or judgments in any action to enforce this Mortgage or any of the covenants herein contained or any covenant contained in any other security for payment of the moneys hereby secured or performance of the obligations herein contained shall not operate as a merger of this Mortgage or of the moneys hereby secured or any of the said covenants or affect the right of the Mortgagee to interest at the Interest Rate and at the times aforesaid on any moneys owing to the Mortgagee under any covenant therein or herein set forth, and any judgment shall provide that interest shall be computed at the Interest Rate and in the same manner as herein provided until the judgment or judgments shall have been fully paid and satisfied;

11.4 Upon any default or defaults in the payment of the moneys hereby secured or of any instalment thereof or of interest thereon, as they become due, or upon any default by the Mortgagor in the performance or observance of any of the terms of this Mortgage, or of any of the assignments of rents or leases or other deeds or instruments from time to time given by the Mortgagor to the Mortgagee as additional or collateral security for the moneys hereby secured, then on the happening of any one or more of such events, the Mortgagor shall refrain from collecting and receiving all rents accruing as aforesaid and, upon notice from the Mortgagee, all tenants shall thereafter pay all such rents to the Mortgagee, and any payment made otherwise will not discharge the obligations of such tenant, and the Mortgagee may immediately cause default proceedings to be commenced under this Mortgage in the manner prescribed by law, and the Mortgagee shall be entitled to have a receiver, receiver-manager or a receiver and manager appointed and, without proof of any ground for his appointment other than the said default, to take possession and charge of the Lands and to fully and effectively operate the business which the Lands comprise or which was conducted thereon by the Mortgagor including, without limiting the generality of the foregoing, the right to rent the same and receive and collect the rents, issues and profits thereof under direction of the Court, and any amount so collected by such receiver shall be applied under direction of the Court to the payment of any judgment rendered, or amounts found due, according to the terms of this Mortgage including the costs of collection and legal fees, costs, charges and expenses on a solicitor and his own client basis, and in the event of any default or defaults in the payment of the moneys hereby secured or of any instalment thereof or of interest thereon or in the performance or observance of any of the terms of this Mortgage, the Mortgagee shall have the right forthwith after any such default to enter upon, take possession of and rent the Lands and receive the rents, issues and profits thereof and apply the same, after payment of all necessary charges and expenses, on account of the moneys hereby secured;

                                                             Page 18 of 27 pages



11.5 In addition to the foregoing rights and powers, the Mortgagee may appoint by instrument in writing a receiver, receiver-manager or receiver and manager (herein called the "Receiver") of the Lands, with or without bond, and may from time to time remove the Receiver and appoint another in his stead. A Receiver appointed by the Mortgagee as aforesaid will be deemed to be the agent of the Mortgagor and the Mortgagor shall be solely responsible for the Receiver's acts or defaults and the Mortgagee shall not be in any way responsible therefor and the Mortgagee shall not be liable to the Receiver for his remuneration, costs, charges or expenses;

11.6 It is further specifically understood and agreed that the Receiver appointed by the Mortgagee shall have the following powers, subject to any limitations in the instrument in writing or any order of a court of competent jurisdiction appointing him, namely to:

      (a)   take possession of the Lands;

      (b) rent the Lands or any portion thereof and receive and collect the rents, issues and profits thereof;

      (c) carry on or concur in carrying on the business of the Mortgagor in operating the business comprised of the Lands or which is conducted thereon by the Mortgagor;

      (d)   pay any or all debts and liabilities in connection with the Lands;

      (e) sell or lease or concur in selling or leasing any or all of the Lands;

      (f) make any arrangements or compromises which the Receiver considers expedient;

      (g) borrow money, upon the security of the whole or any part of the Lands, to carry on the business of the Mortgagor comprised of the Lands or which is conducted thereon by the Mortgagor or to maintain the whole or any part of the Lands in a manner that will be sufficient to obtain the amounts from time to time required in the opinion of the Receiver, and in so doing the Receiver may issue certificates (each herein called a "Receiver's Certificate") that may be payable as the Receiver considers expedient and bear interest as stated therein, and the amounts from time to time payable under any Receiver's Certificate shall charge the Lands in priority to this Mortgage and the Mortgagor hereby charges the Lands with the debt, if any, owing from time to time under any Receiver's Certificate; and

      (h) institute and prosecute all suits, proceedings and actions which the Receiver considers necessary or advisable for the proper protection of the Lands, to defend all suits, proceedings and actions against the Mortgagor or the Receiver, to appear in and conduct the prosecution and defence of any suit, proceeding or action then pending or thereafter instituted, and appeal any suit, proceeding or action;

11.7 In exercising his powers hereunder, any Receiver will be free to deal with the Lands and any assets of the Mortgagor related thereto in such order or manner as he may be directed by the Mortgagee, any rule of law or equity to the contrary notwithstanding, including, without limitation, the equitable principle or doctrine of marshalling;

                                                             Page 19 of 27 pages



11.8 The net revenue received from the Lands and the net proceeds of sale of the Lands or any part thereof shall be applied by the Receiver, subject to the claims of creditors, if any, ranking in priority to this Mortgage, as follows:

      (a) firstly, in payment of all costs, charges and expenses of and incidental to the appointment of the Receiver and the exercise by him of all or any of the powers aforesaid including the reasonable remuneration of the Receiver and all amounts properly payable to him;

      (b) secondly, in payment to the Mortgagee of all costs and charges owing hereunder and interest and arrears of interest remaining unpaid hereunder;

      (c) thirdly, in payment to the Mortgagee of the Principal Sum owing hereunder; and

      (d)   fourthly, any surplus shall be paid to the Mortgagor;

provided that in the event any party claims a charge against all or a portion of the surplus, the Receiver shall make such disposition of all or any portion of the surplus as the Receiver deems appropriate in the circumstances;

11.9 Neither the provisions of this Mortgage nor the exercise of the powers provided in this Mortgage shall render the Mortgagee a mortgagee in possession, and the Mortgagee shall not be accountable except for the moneys actually received by the Mortgagee;

11.10 All remedies available to the Mortgagee herein shall be in addition to and not restrictive of the remedies of the Mortgagee at law and in equity and by statute;

11.11 Each remedy of the Mortgagee may be enforced in priority to or concurrently with or subsequent to any other remedy or remedies of the Mortgagee;

11.12 The Mortgagee may realize on various securities and any parts thereof in any order that the Mortgagee may consider advisable, and any realization, whether by foreclosure or sale, on any security or securities shall not bar realization on any other security or securities.

12. PRESERVATION OF MORTGAGE AND OTHER SECURITY

12.1 No extension of time given by the Mortgagee to the Mortgagor, nor anyone claiming under the Mortgagor, nor any other dealing by the Mortgagee with the owner of the equity of redemption of the Lands, shall in any way affect or prejudice the rights or remedies of the Mortgagee against the Mortgagor or any other person liable either in whole or in part for the payment of the moneys hereby secured or the performance of the obligations of the Mortgagor hereunder.

12.2 Every part, lot or strata lot into which the Lands are or may hereafter be divided does and shall stand as charged with the whole of the moneys hereby secured, and no person shall have any right to require the moneys hereby secured to be apportioned upon or in respect of any such part, lot or strata lot.

                                                             Page 20 of 27 pages



12.3 All erections, buildings, structures, machinery, plant and improvements whatsoever, including furnaces, boilers, water heaters and all plumbing, air conditioning, ventilating and heating equipment, electric light fixtures, storm windows and storm doors, window screens and screen doors, (and if applicable, refrigerators, ranges, dishwashers, clothes washers, clothes dryers, garbage compactors and any other appliances and all apparatus and equipment appurtenant thereto), which are now or which shall hereafter be owned by the Mortgagor and be put upon the Lands, are or shall thereafter be deemed to be fixtures and a part of the Lands and the security for the moneys hereby secured, even though not attached otherwise than by their own weight.

12.4 The Mortgagee may at all times release any part or parts of the Lands or any other security or any surety for payment of all or any part of the moneys hereby secured or may release the Mortgagor or any other person from any covenant or other liability to pay the moneys secured hereby or any part thereof, either with or without any consideration therefor and without being accountable for the value thereof or for any moneys except those actually received by the Mortgagee, and without thereby releasing any other part of the Lands or any other securities or covenants herein contained, it being agreed that, notwithstanding any such release, the Lands, securities and covenants remaining unreleased shall stand charged with the whole of the moneys hereby secured.

12.5 The Mortgagee may waive any default hereunder provided that no such waiver, nor any failure to enforce at any time or from time to time any of the rights of the Mortgagee hereunder, shall prejudice the Mortgagee's rights in the event of any future default or breach.

12.6 The provisions of this Mortgage and the security of this Mortgage are in addition to, but not in substitution for, any other security now or hereafter held by the Mortgagee for the Principal Sum, interest and other amounts hereby secured or any part thereof.

12.7 Any act done or omitted to be done by any of the parties hereto regarding any other securities held by the Mortgagee for the Principal Sum, interest and other amounts hereby secured or any part thereof shall not in any way affect or prejudice this Mortgage, and this Mortgage shall remain and be in force until satisfaction thereof is made by payment of all sums hereby secured as if no other security was held by the Mortgagee for such sums.

13. RIGHT OF CONSOLIDATION PRESERVED

13.1 The doctrine of consolidation shall apply to this Mortgage notwithstanding
Section 27 of the Property Law Act (British Columbia) as amended or replaced from time to time.

14. SALE OR TRANSFER

14.1 If:

      (a) the Lands or any part thereof are sold, transferred, conveyed or assigned or otherwise disposed of, or the Mortgagor enters into any agreement to effect any of the foregoing, whether by registered or unregistered instrument and whether for valuable or nominal consideration or otherwise, to a party not first approved in writing by the Mortgagee; or

                                                             Page 21 of 27 pages



      (b)   such purchaser, grantee, transferee or assignee should fail to:

            (A) apply for and receive the Mortgagee's written approval as aforesaid;

            (B) if required by the Mortgagee, personally assume all the obligations of the Mortgagor under this Mortgage; and

            (C) if required by the Mortgagee, execute an assumption agreement in the form required by the Mortgagee,

then the Mortgagee at its option may declare the Principal Sum then secured hereunder, all accrued interest and all other moneys then secured hereby, to become immediately due and payable in full and the Mortgagor shall pay the same forthwith.

14.2 The word "assigned" as used in paragraph 14.1 shall include any transfer, sale, assignment, bequest, inheritance, encumbrance or other disposition of shares of any body corporate comprising the Mortgagor, in whole or in part, having the result of changing the identity of the person(s) who during the currency of this Mortgage exercise the effective voting control of such body corporate.

14.3 The Mortgagee shall be entitled to be reimbursed for reasonable out of pocket expenses it incurs to process each application for approval as herein contemplated, which expenses shall be payable by the Mortgagor forthwith upon demand. Failure by the Mortgagor to pay such expenses shall be deemed to be an act of default hereunder. It is further understood and agreed that any approval given hereunder shall in no way change the liability of the Mortgagor or in any way alter the rights of the Mortgagee as against the Mortgagor or any other person liable for payment of the moneys hereby secured.

15. STRATA LOT PROVISIONS

15.1 If the Lands now or at any time hereafter are comprised of one or more strata lots, the Mortgagor covenants and agrees:

      (a) "Act" means for the purposes of this paragraph, the Condominium Act (British Columbia) as amended or replaced from time to time;

      (b) where used in this paragraph 15, the terms "buildings", "common facilities", "common property", "Form A certificate", "Form B certificate", "owner", "Strata Corporation", "strata lot", and "strata plan" shall have the respective meanings attributed to them in the Act;

      (c) to observe and perform in all material respects all the covenants, agreements, conditions and provisos required to be observed and performed under the Act and any by-laws, rules and regulations that may be passed by the Strata Corporation or any special interest section thereof of which the Mortgagor is a member by virtue of ownership by the Mortgagor of the strata lot(s) hereby charged;

                                                             Page 22 of 27 pages



      (d) to pay, on or before the due dates thereof, the share of common expenses and each and every assessment, contribution or levy made by the Strata Corporation or any special interest section thereof against the strata lot(s) and interest(s) in the Lands, and the Mortgagor shall not permit a situation under which the Strata Corporation or any special interest section thereof may register in the land title office a Form B certificate under the Act;

      (e) to forward to the Mortgagee within ten (10) days of demand by the Mortgagee a Form A certificate as provided for in the Act certifying that no moneys are owing to the Strata Corporation by the Mortgagor;

      (f) that the Mortgagor shall not without the prior written consent of the Mortgagee:

            (i) assign any of the Mortgagor's rights, powers, duties or obligations under the Act or the by-laws created under the Act; or

            (ii) give possession of any strata lot(s) hereby charged to any person whether on the basis of an agreement providing for the purchase of the strata lot(s) by the occupier or on the basis of a lease, sublease or assignment of lease for a term of one
                  (1) year or more or otherwise;

      (g) to grant and hereby grants to the Mortgagee all rights and powers to vote conferred on the Mortgagor by the Act, but neither this section nor anything done by virtue thereof shall render the Mortgagee a mortgagee in possession;

      (h) that this Mortgage constitutes express written notice to the Mortgagor that the Mortgagee intends to exercise the power to vote on any matters relating to insurance, maintenance, finance or other matters affecting the security for this Mortgage and no additional notice need be given to the Mortgagor to permit the Mortgagee to exercise the right and power to vote conferred on the Mortgagor in respect of these matters, and the Mortgagee may, at any duly called meeting of the Strata Corporation of which the Mortgagee has received written notice, exercise the right to vote on these matters if the Mortgagee is not by its authorized representative, agent or proxy, present at that meeting;

      (i) that the right and power to vote granted in this Mortgage to the Mortgagee does not impose on the Mortgagee any duty or obligation whatsoever to protect the interest of the Mortgagor, and the Mortgagee shall not be responsible for the consequences of any exercise of the right to vote or any failure to exercise the right to vote;

      (j) that under Section 28(3) of the Act the Mortgagor hereby authorizes any officer of the Mortgagee to apply at any time and from time to time during the term hereof to the Strata Corporation to have the by-laws for the time being in force governing the strata lot(s) and interest in the Lands hereby charged made available for inspection by an officer of the Mortgagee;

                                                             Page 23 of 27 pages



      (k) that under Section 36 of the Act the Mortgagor hereby authorizes any officer of the Mortgagee to apply at any time and from time to time to the Strata Corporation for certification to the Mortgagee of:

            (i) the amount of any contribution determined as the contribution of the Mortgagor;

            (ii)  the manner in which the contribution is payable;

            (iii) the extent to which the contribution has been paid by the
                  Mortgagor; and

            (iv) the amount of any moneys expended by the Strata Corporation on behalf of the Mortgagor under Section 34(2) of the Act and not recovered by the Strata Corporation;

      (l) that the Mortgagor shall cause the Mortgagee to be named as a loss payee as its interest may appear in respect of the strata lot(s) on the policy or policies of insurance effected by the Strata Corporation, on the buildings, common facilities and the insurable improvements owned by the Strata Corporation and shall cause mortgage clauses in a form approved by the Mortgagee to be included in such insurance policy or policies and shall provide evidence of such insurance to the Mortgagee forthwith upon demand;

      (m) that if the insurance effected by the Strata Corporation on the buildings and common facilities is inadequate in the opinion of the Mortgagee, then the Mortgagor shall upon demand effect insurance of the strata lot(s) and the Mortgagor's interest in the common property against such risks or hazards and in an amount as the Mortgagee may require with an insurance company and by a policy satisfactory to the Mortgagee, which policy or policies shall contain loss payable provisions and mortgage clauses as aforesaid, and shall provide evidence of such insurance to the Mortgagee; and

      (n) that the Mortgagee is the Mortgagor's agent to examine, inspect and obtain copies of any and all records, minutes, books of account or other documents of any nature and kind whatsoever which the Mortgagor is entitled to examine or inspect.

16. PROMISSORY NOTE

16.1 Any promissory note or notes taken in connection with any advance of funds to be secured hereunder is taken as collateral security only and not in satisfaction of the moneys secured hereby.

17. OTHER OBLIGATIONS

17.1 Any default by the Mortgagor in the performance of any contractual obligation to the Mortgagee under any agreement or legal instrument collateral or supplemental hereto, and any default by any person or persons in the performance or observance of any provision or covenant hereunder or under any other security for the payment of the moneys secured by this

                                                             Page 24 of 27 pages



Mortgage and any material adverse change in the financial condition of the Mortgagor and/or any other person executing this Mortgage, and the making of any misstatement by any person in any statutory declaration or certificate at any time delivered in connection with this Mortgage, shall be deemed to be a default hereunder and shall entitle the Mortgagee to exercise all remedies available to the Mortgagee in the event of default by the Mortgagor hereunder.

18. ESTOPPEL CERTIFICATE

18.1 The Mortgagor, within seven (7) days after receipt of a request to do so, will certify to the Mortgagee, or any person designated by the Mortgagee, the amount of the Principal Sum then due hereunder, the date to which interest is paid, that it has no right of set-off against the moneys due hereunder or, if it has such a right of set-off, the amount thereof, and that there have been no amendments hereof or, if there has been any such amendment, specifying it.

19. INTEREST RATE ALTERNATIVE

19.1 Subject to the provisions of paragraph 20, if the Interest Rate would, except for this clause, be a criminal rate, or void for uncertainty, or unenforceable for any other reason, or not capable of being ascertained, or is determined by court to be subject to deemed reinvestment of interest then the Interest Rate shall be one percent (1%) per annum less than the minimum rate which would be a criminal rate calculated in accordance with generally accepted actuarial practices and principles.

20. MAXIMUM RETURN TO MORTGAGEE

20.1 It is agreed that, notwithstanding any agreement to the contrary, no Interest on the Credit Advanced will be payable in excess of that permitted by the laws of Canada. If the effective annual rate of Interest, calculated in accordance with generally accepted actuarial practices and principles, would exceed 60% on the Credit Advanced, then:

      (a) the amount of any fees payable in connection therewith will be reduced to the extent necessary to eliminate such excess;

      (b) any remaining excess that has been paid will be credited towards prepayment of the principal amount; and

      (c) any overpayment that may remain after such crediting will be returned forthwith upon demand.

In this paragraph the terms "Interest" and "Credit Advanced" have the meanings ascribed to them in section 347 of the Criminal Code.

21. MISCELLANEOUS

21.1 In order for any addition to or modification, amendment or variation of this Mortgage to be effective it must be in writing and signed by all parties to this Mortgage.

                                                             Page 25 of 27 pages



21.2 Any extension of the term of payment of the moneys hereby secured, or any part thereof, and any agreement increasing or decreasing the rate of interest payable hereunder, prior to the execution of the discharge of this Mortgage by the Mortgagee need not be registered in a land title office, but shall be effectual and binding on the Mortgagor and any other person liable for the moneys hereby secured, in whole or in part, and it shall not be necessary to register any such agreement in order to retain priority of this Mortgage so altered over any instrument registered as a charge against the Lands subsequently to the registration of this Mortgage.

21.3 Any demand or notice necessary to be given in pursuance of the exercise of the powers and provisions herein contained may be given to the Mortgagor or to any encumbrancer by writing signed or purporting to be signed by or on behalf of the Mortgagee.

21.4 Any demand or notice to be made or given under the provisions of this Mortgage may be effectually made or given in writing addressed to the party to whom it is made or given and delivered or mailed by registered post to the address stated in Item 3 or Item 4 of Part 1 of this Mortgage, as the case may be, or to such other address in British Columbia as the party to whom it is made or given shall have previously specified by written notice, and shall be deemed to have been made or given on the date of delivery if delivered and on the third day after mailing if mailed.

21.5 The Mortgagee has not made and the Mortgagor does not rely on any representations, warranties, covenants, agreements, conditions or provisos, oral or otherwise, whether made by the Mortgagee or any person acting actually or ostensibly on the Mortgagee's behalf, other than those contained in this Mortgage unless those representations, warranties, covenants, agreements, conditions and provisos are contained in a supplementary contract in writing duly executed by both the Mortgagor and the Mortgagee which supplementary contract is expressed to survive the closing of the transaction referred to therein and the registration of this Mortgage.

21.6 If this Mortgage is executed by a Covenantor then the Covenantor hereby guarantees to the Mortgagee payment of all moneys payable under this Mortgage, provided that the Mortgagee shall not be bound to look to any other person or the security it may hold before being entitled to payment from the Covenantor, and provided further that the Mortgagee, at all times at its discretion and without notice to any person and without thereby releasing the Covenantor from payment of the moneys payable under this Mortgage, may agree with any proper person or persons to alter or change in any way the terms of payment of this Mortgage, and either with or without any consideration therefor may release any person or persons from any liability under this Mortgage or release part or all of the Mortgaged Lands or release any other security for the moneys secured by this Mortgage, and may apply all moneys received on account of this Mortgage to the payment of all moneys thereby secured (whether or not any amount is then due) in such manner as the Mortgagee may determine.

22. INTERPRETATION

22.1 The paragraph headings in this Mortgage are inserted for convenience of reference only and shall not affect the construction or interpretation of this Mortgage.

                                                             Page 26 of 27 pages



22.2 All references in this Mortgage to the words "hereof", "herein" or "hereunder" shall be construed to mean and refer to this Mortgage as a whole and shall not be construed to refer only to a specific paragraph or clause of this Mortgage unless the context clearly requires such construction.

22.3 In the event of any party being comprised of two or more persons, all covenants and agreements of such party herein contained shall be and be deemed to be joint and several covenants or agreements of each such person, and the heirs, executors, administrators, successors and permitted assigns of each such person shall be jointly and severally bound by the covenants, agreements, stipulations and provisos herein stated in addition to those granted or implied by statute.

22.4 If any of the terms of this Mortgage are or are held to be unenforceable or otherwise invalid, such holding will not in any way affect the enforceability or validity of the remaining terms of this Mortgage.

22.5 This Mortgage including any covenants and indemnity of any covenantor provided for herein shall be governed by and construed in accordance with the laws of the Province of British Columbia, and each party hereby submits to the jurisdiction of the courts of the Province of British Columbia and agrees to be bound by any suit, action or proceeding commenced in such courts and by any order or judgment resulting from such suit, action or proceeding; provided that the foregoing shall in no way limit the right of the Mortgagee to commence suits, actions or proceedings based on this Mortgage in any other jurisdiction.

22.6 Wherever the singular or masculine gender is used throughout this Mortgage, the same shall be construed as meaning the plural or the feminine or the body corporate or politic where the context or the parties hereto so require.

22.7 If title to the Lands or any portion thereof is held by the Mortgagor as a partner of a firm, as a trustee, as an agent, or in any other similar capacity, whether fiduciary or otherwise:

      (a) each and every warranty, representation, covenant, agreement, term, condition, proviso and stipulation; and

      (b) each and every grant, mortgage, mortgage by way of sublease and other charge constituted hereby;

made by or imposed upon the Mortgagor hereunder shall be and be deemed to be jointly and severally made by or imposed upon the Mortgagor and the partnership, the beneficiary (or beneficiaries) of the trust, the principals) of the agent, or other entity (or entities), as the case may be, and each grant, mortgage, mortgage by way of sublease and other charge contained in this Mortgage shall be deemed to be a grant, mortgage, mortgage by way of sublease or charge of the estate, right, title and interest of the partnership, the beneficiary (or beneficiaries), the principals), or such entity (or entities), as the case may be, in and to the Lands or such portion thereof, as the case may be as well as being a grant, mortgage, mortgage by way of sublease or other charge, of the estate, interest and title of the Mortgagor in and to the Lands, or such portion thereof as the case may be, it being the intention of the

                                                             Page 27 of 27 pages



parties hereto that this Mortgage shall constitute a charge against both the legal and beneficial title to the Lands.

22.8 This Mortgage is intended by the Mortgagor and the Mortgagee to take effect as a deed, notwithstanding that it may or may not be executed under seal

22.9 Time shall be of the essence hereof.

22.10 This Mortgage shall be dated, for reference purposes only, June 9, 1997.



                                END OF DOCUMENT